UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2018

BIOSOLAR, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54819	20-4754291
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

27936 Lost Canyon Road, Suite 202, Santa Clarita, CA 91387

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (661) 251-0001

Copies to:

Gregory Sichenzia, Esq.

Marcelle S. Balcombe, Esq.

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 15, 2018, BioSolar, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to issue and sell a convertible promissory note (the “Promissory Note”) in the aggregate principal amount of $53,000 to an accredited investor (the “Investor”). The Note was funded on October 17, 2018 (the “Effective Date”).

The principal and interest under the Promissory Note is due and payable twelve (12) months from the Effective Date of the Promissory Note.

The Promissory Note bears interest at a rate of 10% per annum and is convertible into shares of common stock of the Company 180 days following the Effective Date of the Promissory Note at the “Variable Conversion Price” which shall mean 61% multiplied by the average of the lowest two Trading Prices (as such term is defined in the Promissory Note) for the common stock during the fifteen (15) Trading Day period ending on the latest complete trading day prior to the conversion date. Notwithstanding the foregoing, the Investor shall be restricted from effecting a conversion, if such conversion, along with the other shares of the Company’s common stock beneficially owned by the Investor and its affiliates, exceeds 4.99% of the outstanding shares of the Company’s common stock.

The Company has the right but not the obligation under the Promissory Note to prepay the outstanding note, wherein the Company would pay to the Investor a percentage of the outstanding note (the “Prepayment Percentage”), such Prepayment Percentage dependent upon the period of time during which the Company elects to prepay the outstanding Promissory Note.

The Agreement also enumerates events of default, which include, but are not limited to, failure to pay principal and interest, breach of covenant, bankruptcy and delisting of common stock.

In connection with the sale of the Promissory Note, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the complete text of the Promissory Note filed as Exhibit 10.1 hereto, which is incorporated herein by reference, and further qualified in its entirety by reference to the complete text of the Purchase Agreement filed as Exhibit 10.2 hereto, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Convertible Promissory Note dated October 12, 2018

10.2	Securities Purchase Agreement dated October 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSOLAR, INC.

Date: October 17, 2018	/s/ David Lee
David Lee
Chief Executive Officer

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